UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	7/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

JULY 31, 2007

Annual Report
to Shareholders

DWS Large Company Growth Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.28%, 2.17%, 2.15% and .80% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended July 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B, and C shares and for the 3-year, 5-year and 10-year periods shown for the Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of the DWS Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/07
DWS Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	14.59%	9.29%	8.57%	2.20%
Class B	13.79%	8.47%	7.75%	1.40%
Class C	13.73%	8.47%	7.76%	1.42%
Russell 1000® Growth Index+	19.47%	10.26%	10.18%	3.35%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 7/31/07
DWS Large Company Growth Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	15.10%	9.78%	9.06%	-1.97%
Russell 1000 Growth Index+	19.47%	10.26%	10.18%	-.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Net Asset Value Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 7/31/07	$ 28.04	$ 26.74	$ 26.76	$ 28.73
7/31/06	$ 24.47	$ 23.50	$ 23.53	$ 24.96
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 7/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	598	of	720	83
3-Year	380	of	614	62
5-Year	306	of	501	61

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Company Growth Fund — Class A [] Russell 1000 Growth Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/07
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,800	$12,303	$14,218	$11,716
	Average annual total return	8.00%	7.15%	7.29%	1.60%
Class B	Growth of $10,000	$11,079	$12,564	$14,425	$11,494
	Average annual total return	10.79%	7.90%	7.60%	1.40%
Class C	Growth of $10,000	$11,373	$12,761	$14,528	$11,512
	Average annual total return	13.73%	8.47%	7.76%	1.42%
Russell 1000 Growth Index+	Growth of $10,000	$11,947	$13,403	$16,237	$13,900
	Average annual total return	19.47%	10.26%	10.18%	3.35%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Large Company Growth Fund — Institutional Class [] Russell 1000 Growth Index+

Yearly periods ended July 31
Comparative Results as of 7/31/07
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,151,000	$1,322,900	$1,543,000	$877,200
	Average annual total return	15.10%	9.78%	9.06%	-1.97%
Russell 1000 Growth Index+	Growth of $1,000,000	$1,194,700	$1,340,300	$1,623,700	$967,400
	Average annual total return	19.47%	10.26%	10.18%	-.50%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.02% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended July 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 7/31/07
DWS Large Company Growth Fund	1-Year	3-Year	5-Year	10-Year
Class S	14.88%	9.55%	8.84%	2.46%
Russell 1000 Growth Index+	19.47%	10.26%	10.18%	3.35%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value Information
Class S
Net Asset Value: 7/31/07	$ 28.56
7/31/06	$ 24.86
Class S Lipper Rankings — Large-Cap Growth Funds Category as of 7/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	574	of	720	80
3-Year	345	of	614	57
5-Year	272	of	501	55
10-Year	159	of	205	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Company Growth Fund — Class S [] Russell 1000 Growth Index+

Yearly periods ended July 31
Comparative Results as of 7/31/07
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,488	$13,148	$15,276	$12,750
	Average annual total return	14.88%	9.55%	8.84%	2.46%
Russell 1000 Growth Index+	Growth of $10,000	$11,947	$13,403	$16,237	$13,900
	Average annual total return	19.47%	10.26%	10.18%	3.35%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A,B, C and S shares limited these expenses; had they not done so, expenses would have been even higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2007 to July 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 1,033.50	$ 1,030.40	$1,029.60	$ 1,034.80	$ 1,036.40
Expenses Paid per $1,000*	$ 6.50	$ 9.51	$ 10.06	$ 5.10	$ 3.84
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 1,018.40	$ 1,015.42	$ 1,014.88	$ 1,019.79	$ 1,021.03
Expenses Paid per $1,000*	$ 6.46	$ 9.44	$ 9.99	$ 5.06	$ 3.81
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Company Growth Fund	1.29%	1.89%	2.00%	1.01%	.76%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Large Company Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Large Company Growth Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Head of Large Cap Growth Portfolio Selection Team.

Previous experience includes 19 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

MBA, University of Wisconsin — Madison.

Jack A. Zehner

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director — Common Stock.

MBA, Marquette University.

In the following interview, Lead Portfolio Manager Julie M. Van Cleave and Portfolio Manager Jack A. Zehner discuss DWS Large Company Growth Fund's performance, strategy and the market environment during the 12-month period ended July 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: It was a generally positive period for the US equity market. Stock prices moved up fairly steadily during the last four months of 2006 and early 2007. After a dip in late February and early March, markets began to rise again; most indices were at or near their all-time highs by the end of May. Markets were volatile with no pronounced trend in June and early July, then dropped rather sharply in the last two weeks of July.

The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 16.08% for the 12 months ended July 2007.1 The market's strength was quite broad, encompassing both growth and value stocks in all size ranges. For the same period, the Standard & Poor's 500® (S&P 500) Index returned 16.13%, and the Russell 1000® Index returned 16.45%; both of these indices measure performance of large-cap stocks.2 The small-cap Russell 2000® Index returned 12.12%.3 Mid-cap stocks were stronger than either small-cap or large cap: The Russell Midcap™ Index returned 18.93% for the period.4

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Standard & Poor's 500 (the S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3 The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
4 The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Within the large-cap category, which is the focus of this fund, growth stocks performed better than value stocks: the Russell 1000® Growth Index returned 19.47%, while the Russell 1000® Value Index returned 13.47%.5 All 10 industry sectors within the Russell 1000 Growth Index had positive returns; the strongest sectors were materials and telecommunication services, which posted returns above 30%, while the weakest was health care, with a return over 8%.

5 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform during this period?

A: DWS Large Company Growth Fund Class A shares produced a total return of 14.59% for the 12 months ended July 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) Despite this attractive absolute return, the fund's return was below that of its benchmark, the Russell 1000 Growth Index, which returned 19.47%, and the average of its peer group, the Lipper Large-Cap Growth Funds category, which was 17.46%.6

6 The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all dividends. It is not possible to invest directly in a Lipper category.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with a team of research analysts to identify companies within the industries deemed most attractive that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: How have you positioned the fund relative to its benchmark?

A: We manage the fund to have a reasonable relationship with our benchmark, the Russell 1000 Growth Index. We always maintain a diversified portfolio of holdings, with broad representation among industry groups. For several years, we have maintained a significantly higher weight than the benchmark in energy. Over the last 12 months, the portfolio has been overweight in energy and consumer staples, underweight in information technology and industrials, and fairly close to the Russell 1000 Growth Index in other sectors.7

7 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What investment choices contributed to performance?

A: The strongest positive effect was stock selection in the information technology sector. Important criteria for stock selection are innovation, growth and quality. Apple, Inc., one of our best-performing holdings, exemplifies all three of these traits. The recent launch of the company's new iPhone was even more successful than the very optimistic expectations. A theme of the fund's information technology holdings is technology services, and this proved a good decision over the last year, as positions in Accenture Ltd. and International Business Machines Corp. performed well. Another positive in this sector was EMC Corp., which has used acquisitions to expand beyond its traditional data storage business and now offers a suite of products and services. In the technology sector, we have concentrated on companies with consistent revenue streams, choosing to limit representation in the more cyclical semiconductor stocks, and this proved to be a good decision.

Especially during this period of market volatility, we have found it advantageous to seek growth from sectors not traditionally considered high growth, such as consumer staples. One of the best-performing stocks in this sector was Koninklijke Numico N.V., a European baby food company whose stock soared on news that it has reached an agreement to be acquired by Groupe Danone, another of the fund's holdings. (Numico was sold on strength.) Other positives in the consumer staples sector were PepsiCo, Inc., and Diageo PLC, which is benefiting from growth in its spirits business.

Although most of the fund's holdings are companies headquartered in the US, many of them derive a considerable portion of their revenue from outside this country. This international exposure was positive for performance, as the dollar deteriorated in value relative to other currencies.

Q: What decisions detracted from performance?

A: In the consumer discretionary sector, performance was hurt by weakness in two stocks that had been major contributors to performance in the prior year, Harley-Davidson, Inc. and Starbucks Corp., both of which were overweight relative to the benchmark. There has been no change in the fundamentals of Starbucks, but there is some concern that the company's growth may slow because it is now so large. Harley-Davidson has powerful brand equity and many opportunities for growth in new markets; however, sales were somewhat weak during this period, possibly reflecting consumers' reluctance to make major expenditures. Weakness in these two positions was partially offset by strength in retailer Target Corp.

In the health care sector, negatives were biotechnology leader Genentech, Inc. and Johnson & Johnson, as performance in this sector rotated back to the large pharmaceutical companies, which had been weak in prior periods. The fund also had some strong performers in health care, including Gilead Sciences, Inc., a leader in developing drugs to treat HIV, and Zimmer Holdings, Inc., whose gender-specific joint replacements have been well received by the orthopedic community.

A major strategic theme is a significantly greater emphasis on energy stocks than the benchmark. Expanding world economies are increasing global demand for energy, but investment in finding and developing new energy reserves has been inadequate for many years. We believe that this situation creates a major opportunity for companies in the position to identify, service and convert new energy sources to usable form. This overweight detracted from performance over the past year, as energy was not among the strongest sectors, and several of our energy positions, including Valero Energy Corp. and EOG Resources, Inc., were down. However, on the whole, stock selection in energy contributed to performance; among our strongest holdings were Schlumberger Ltd., Noble Corp. and Transocean, Inc.

Q: What other comments do you have for shareholders?

A: We remain generally positive regarding the prospects for the remainder of 2007. There are many positives: Unemployment is low, inflation is modest, and economies around the world continue to grow. In the highly volatile market experienced during the last few weeks, investors have become less comfortable with risk and have demonstrated a preference for quality stocks. This trend, which is normal at this stage of an economic cycle, favors the investment style of this fund, which always concentrates on high-quality companies with consistent, repeatable revenue streams and visible earnings.

At this advanced stage of an economic expansion, we believe that corporate earnings can continue to grow, but at a decelerating rate. So, while some companies may experience difficulty in a low-growth, low-inflation environment, we expect that the innovative companies with strong financials that constitute most of this portfolio will continue to prosper.

In closing, we would like to thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of large-growth companies is an excellent equity vehicle for many investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	7/31/07	7/31/06

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/07	7/31/06

Information Technology	22%	22%
Health Care	17%	20%
Energy	14%	16%
Consumer Discretionary	13%	10%
Consumer Staples	12%	14%
Industrials	11%	10%
Financials	7%	6%
Materials	3%	1%
Telecommunication Services	1%	—
Utilities	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2007 (22.8% of Net Assets)
1. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.7%
2. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.7%
3. Johnson & Johnson Provider of health care products	2.6%
4. Apple, Inc. Manufacturer of personal computers	2.5%
5. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.2%
6. Procter & Gamble Co. Manufacturer of diversified consumer products	2.1%
7. General Electric Co. Manufactures, distributes and markets electrical products	2.1%
8. Emerson Electric Co. Manufacturer of electrical and electronic products	2.0%
9. Microsoft Corp. Developer of computer software	2.0%
10. Target Corp. Operator of general merchandise and discount stores	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2007

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 13.4%
Automobiles 0.8%
Harley-Davidson, Inc.	44,500	2,550,740
Hotels Restaurants & Leisure 1.6%
McDonald's Corp.	76,800	3,676,416
Starbucks Corp.*	38,900	1,037,852
		4,714,268
Household Durables 1.0%
Fortune Brands, Inc.	36,200	2,943,060
Media 2.5%
McGraw-Hill Companies, Inc.	49,400	2,988,700
Omnicom Group, Inc.	85,300	4,424,511
		7,413,211
Multiline Retail 3.4%
Kohl's Corp.*	50,000	3,040,000
Nordstrom, Inc.	27,200	1,294,176
Target Corp.	95,400	5,778,378
		10,112,554
Specialty Retail 3.0%
Best Buy Co., Inc.	32,200	1,435,798
Lowe's Companies, Inc.	74,700	2,092,347
Staples, Inc.	169,650	3,905,343
Tiffany & Co.	29,200	1,408,900
		8,842,388
Textiles, Apparel & Luxury Goods 1.1%
Coach, Inc.*	72,100	3,277,666
Consumer Staples 11.5%
Beverages 3.8%
Diageo PLC	163,230	3,355,149
PepsiCo, Inc.	123,640	8,113,257
		11,468,406
Food & Staples Retailing 2.3%
Shoppers Drug Mart Corp.	33,800	1,655,782
Walgreen Co.	117,300	5,182,314
		6,838,096
Food Products 2.4%
Dean Foods Co.	63,500	1,826,895
Groupe Danone	35,273	2,591,978
Kellogg Co.	51,900	2,688,939
		7,107,812
Household Products 3.0%
Colgate-Palmolive Co.	41,450	2,735,700
Procter & Gamble Co.	100,600	6,223,116
		8,958,816
Energy 13.7%
Energy Equipment & Services 7.3%
Baker Hughes, Inc.	69,300	5,478,165
Noble Corp.	31,600	3,237,736
Schlumberger Ltd.	86,300	8,174,336
Transocean, Inc.*	46,640	5,011,468
		21,901,705
Oil, Gas & Consumable Fuels 6.4%
ConocoPhillips	44,290	3,580,403
Devon Energy Corp.	68,900	5,140,629
EOG Resources, Inc.	46,400	3,252,640
Valero Energy Corp.	40,800	2,734,008
XTO Energy, Inc.	80,366	4,382,358
		19,090,038
Financials 6.7%
Capital Markets 4.1%
Lehman Brothers Holdings, Inc.	46,100	2,858,200
Merrill Lynch & Co., Inc.	40,500	3,005,100
State Street Corp.	22,800	1,528,284
The Goldman Sachs Group, Inc.	13,400	2,523,756
UBS AG (Registered)	38,705	2,175,506
		12,090,846
Consumer Finance 0.9%
American Express Co.	47,000	2,751,380
Diversified Financial Services 0.8%
CME Group, Inc.	4,063	2,244,807
Insurance 0.9%
Aflac, Inc.	54,019	2,815,470
Health Care 17.0%
Biotechnology 4.8%
Celgene Corp.*	39,700	2,404,232
Genentech, Inc.*	71,300	5,303,294
Gilead Sciences, Inc.*	178,000	6,626,940
		14,334,466
Health Care Equipment & Supplies 5.5%
Baxter International, Inc.	101,100	5,317,860
C.R. Bard, Inc.	35,800	2,809,226
Medtronic, Inc.	91,400	4,631,238
Zimmer Holdings, Inc.*	47,800	3,716,928
		16,475,252
Health Care Providers & Services 2.0%
Laboratory Corp. of America Holdings*	31,200	2,304,120
UnitedHealth Group, Inc.	74,000	3,583,820
		5,887,940
Life Sciences Tools & Services 0.5%
Thermo Fisher Scientific, Inc.*	28,700	1,498,427
Pharmaceuticals 4.2%
Abbott Laboratories	65,400	3,315,126
Eli Lilly & Co.	26,500	1,433,385
Johnson & Johnson	126,906	7,677,813
		12,426,324
Industrials 10.7%
Aerospace & Defense 3.2%
Honeywell International, Inc.	74,100	4,261,491
United Technologies Corp.	70,300	5,129,791
		9,391,282
Air Freight & Logistics 0.8%
FedEx Corp.	20,400	2,259,096
Electrical Equipment 2.0%
Emerson Electric Co.	126,700	5,963,769
Industrial Conglomerates 2.0%
General Electric Co.	157,550	6,106,638
Machinery 2.1%
Caterpillar, Inc.	39,600	3,120,480
Parker Hannifin Corp.	32,300	3,187,364
		6,307,844
Road & Rail 0.6%
Canadian National Railway Co.	36,400	1,897,532
Information Technology 22.2%
Communications Equipment 2.9%
Cisco Systems, Inc.*	196,690	5,686,308
QUALCOMM, Inc.	70,700	2,944,655
		8,630,963
Computers & Peripherals 7.1%
Apple, Inc.*	57,300	7,549,848
EMC Corp.*	234,800	4,346,148
Hewlett-Packard Co.	91,400	4,207,142
International Business Machines Corp.	46,700	5,167,355
		21,270,493
Electronic Equipment & Instruments 0.6%
Mettler-Toledo International, Inc.*	18,600	1,769,976
Internet Software & Services 1.1%
Google, Inc. "A"*	6,300	3,213,000
IT Services 2.9%
Accenture Ltd. "A"	116,300	4,899,719
Paychex, Inc.	87,900	3,637,302
		8,537,021
Semiconductors & Semiconductor Equipment 3.8%
Broadcom Corp. "A"*	54,950	1,802,910
Intel Corp.	230,560	5,445,827
Texas Instruments, Inc.	117,600	4,138,344
		11,387,081
Software 3.8%
Adobe Systems, Inc.*	74,600	3,005,634
Electronic Arts, Inc.*	51,300	2,495,232
Microsoft Corp.	203,000	5,884,970
		11,385,836
Materials 3.0%
Chemicals
Ecolab, Inc.	71,000	2,989,810
Monsanto Co.	40,600	2,616,670
Praxair, Inc.	45,100	3,455,562
		9,062,042
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.5%
AT&T, Inc.	38,300	1,499,829
Wireless Telecommunication Services 0.5%
American Tower Corp. "A"*	37,500	1,562,250
Total Common Stocks (Cost $185,172,713)		295,988,324

Cash Equivalents 1.1%
Cash Management QP Trust, 5.35% (a) (Cost $3,187,079)	3,187,079	3,187,079
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $188,359,792)+	100.3	299,175,403
Other Assets and Liabilities, Net	(0.3)	(840,068)
Net Assets	100.0	298,335,335
* Non-income producing security.
+ The cost for federal income tax purposes was $189,494,978. At July 31, 2007, net unrealized appreciation for all securities based on tax cost was $109,680,425 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $112,215,327 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,534,902.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2007
Assets
Investments: Investments in securities, at value (cost $185,172,713)	$ 295,988,324
Investment in Cash Management QP Trust (cost $3,187,079)	3,187,079
Total investments, at value (cost $188,359,792)	299,175,403
Foreign currency, at value (cost $41,427)	41,755
Receivable for Fund shares sold	751,405
Dividends receivable	176,262
Interest receivable	12,940
Foreign taxes recoverable	14,620
Other assets	30,707
Total assets	300,203,092
Liabilities
Payable for Fund shares redeemed	1,335,918
Accrued management fee	170,585
Other accrued expenses and payables	361,254
Total liabilities	1,867,757
Net assets, at value	$ 298,335,335
Net Assets Consist of
Undistributed net investment income	1,245,318
Net unrealized appreciation (depreciation) on: Investments	110,815,611
Foreign currency	362
Accumulated net realized gain (loss)	(269,727,980)
Paid-in capital	456,002,024
Net assets, at value	$ 298,335,335
Statement of Assets and Liabilities as of July 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($19,864,172 ÷ 708,436 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 28.04
Maximum offering price per share (100 ÷ 94.25 of $28.04)	$ 29.75

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,582,811 ÷ 96,598 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 26.74

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,256,687 ÷ 121,697 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 26.76
Class S Net Asset Value, offering and redemption price(a) per share ($254,885,081 ÷ 8,925,514 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 28.56
Institutional Class Net Asset Value, offering and redemption price(a) per share ($17,746,584 ÷ 617,675 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 28.73
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $24,719)	$ 3,974,878
Interest — Cash Management QP Trust	214,029
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	7,741
Other income*	395,569
Total Income	4,592,217
Expenses: Management fee	1,953,920
Administration fee	317,710
Services to shareholders	712,277
Custodian fee	12,471
Distribution service fees	115,781
Auditing	57,923
Legal	8,906
Trustees' fees and expenses	13,848
Reports to shareholders and shareholder meeting	111,656
Registration fees	72,360
Other	17,710
Total expenses before expense reductions	3,394,562
Expense reductions	(51,986)
Total expenses after expense reductions	3,342,576
Net investment income (loss)	1,249,641
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	42,220,009
Foreign currency	(2,242)
42,217,767
Change in net unrealized appreciation (depreciation) on: Investments	954,809
Foreign currency	(387)
954,422
Net gain (loss)	43,172,189
Net increase (decrease) in net assets resulting from operations	$ 44,421,830
* Represents non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2007	2006
Operations: Net investment income (loss)	$ 1,249,641	$ (244,718)
Net realized gain (loss)	42,217,767	39,462,403
Change in net unrealized appreciation (depreciation)	954,422	(32,921,364)
Net increase (decrease) in net assets resulting from operations	44,421,830	6,296,321
Distributions to shareholders from: Net investment income: Class A	—	(79,832)
Class AARP	—	(37,836)
Class S	—	(1,534,439)
Institutional Class	—	(268,891)
Fund share transactions: Proceeds from shares sold	27,702,672	43,025,432
Reinvestment of distributions	—	1,868,116
Cost of shares redeemed	(93,897,043)	(158,206,640)
Redemption fees	3,033	3,090
Net increase (decrease) in net assets from Fund share transactions	(66,191,338)	(113,310,002)
Increase (decrease) in net assets	(21,769,508)	(108,934,679)
Net assets at beginning of period	320,104,843	429,039,522
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $1,245,318 and $2,081, respectively)	$ 298,335,335	$ 320,104,843

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.47	$ 24.36	$ 21.54	$ 20.32	$ 18.64
Income (loss) from investment operations: Net investment income (loss)[a]	.05[d]	(.07)	.05	(.08)	(.07)
Net realized and unrealized gain (loss)	3.52	.25	2.77	1.30	1.75
Total from investment operations	3.57	.18	2.82	1.22	1.68
Less distributions from: Net investment income	—	(.07)	—	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 28.04	$ 24.47	$ 24.36	$ 21.54	$ 20.32
Total Return (%)[b]	14.59[c,d]	.69[c]	13.09	6.00[c]	9.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	24	28	42	41
Ratio of expenses before expense reductions (%)	1.30	1.37	1.27	1.35	1.27
Ratio of expenses after expense reductions (%)	1.28	1.35	1.27	1.29	1.27
Ratio of net investment income (loss) (%)	.17[d]	(.26)	.22	(.38)	(.36)
Portfolio turnover rate (%)	23	16	20	21	31
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
* Amount is less than $.005.

Class B Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.50	$ 23.51	$ 20.94	$ 19.91	$ 18.42
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)[d]	(.24)	(.11)	(.24)	(.21)
Net realized and unrealized gain (loss)	3.37	.23	2.68	1.27	1.70
Total from investment operations	3.24	(.01)	2.57	1.03	1.49
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 26.74	$ 23.50	$ 23.51	$ 20.94	$ 19.91
Total Return (%)[b]	13.79[c,d]	(.04)[c]	12.27[c]	5.17[c]	8.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	4	4	3
Ratio of expenses before expense reductions (%)	2.07	2.45	2.30	2.15	2.07
Ratio of expenses after expense reductions (%)	2.01	2.11	2.05	2.06	2.07
Ratio of net investment income (loss) (%)	(.56)[d]	(1.02)	(.56)	(1.15)	(1.16)
Portfolio turnover rate (%)	23	16	20	21	31
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
* Amount is less than $.005.

Class C Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.53	$ 23.54	$ 20.97	$ 19.94	$ 18.43
Income (loss) from investment operations: Net investment income (loss)[a]	(.14)[d]	(.24)	(.11)	(.24)	(.20)
Net realized and unrealized gain (loss)	3.37	.23	2.68	1.27	1.71
Total from investment operations	3.23	(.01)	2.57	1.03	1.51
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 26.76	$ 23.53	$ 23.54	$ 20.97	$ 19.94
Total Return (%)[b]	13.73[c,d]	(.04)[c]	12.26[c]	5.17[c]	8.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	3	2
Ratio of expenses before expense reductions (%)	2.06	2.22	2.20	2.18	2.04
Ratio of expenses after expense reductions (%)	2.04	2.12	2.04	2.06	2.04
Ratio of net investment income (loss) (%)	(.59)[d]	(1.03)	(.55)	(1.15)	(1.13)
Portfolio turnover rate (%)	23	16	20	21	31
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
* Amount is less than $.005.

Class S Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.86	$ 24.73	$ 21.81	$ 20.52	$ 18.78
Income (loss) from investment operations: Net investment income (loss)[a]	.11[c]	(.01)	.10	(.03)	(.02)
Net realized and unrealized gain (loss)	3.59	.26	2.82	1.32	1.76
Total from investment operations	3.70	.25	2.92	1.29	1.74
Less distributions from: Net investment income	—	(.12)	—	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 28.56	$ 24.86	$ 24.73	$ 21.81	$ 20.52
Total Return (%)	14.88[b,c]	.94[b]	13.39[b]	6.29[b]	9.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	255	270	349	401	451
Ratio of expenses before expense reductions (%)	1.04	1.21	1.10	1.08	1.01
Ratio of expenses after expense reductions (%)	1.02	1.11	1.06	1.02	1.01
Ratio of net investment income (loss) (%)	.43[c]	(.02)	.43	(.11)	(.10)
Portfolio turnover rate (%)	23	16	20	21	31
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
* Amount is less than $.005.

Institutional Class Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.96	$ 24.86	$ 21.88	$ 20.56	$ 18.77
Income (loss) from investment operations: Net investment income (loss)[a]	.16[c]	.03	.15	.01	.02
Net realized and unrealized gain (loss)	3.61	.26	2.83	1.31	1.77
Total from investment operations	3.77	.29	2.98	1.32	1.79
Less distributions from: Net investment income	—	(.19)	—	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 28.73	$ 24.96	$ 24.86	$ 21.88	$ 20.56
Total Return (%)	15.10[c]	1.12[b]	13.62	6.42	9.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	19	37	20	20
Ratio of expenses before expense reductions (%)	.83	.99	.84	.85	.81
Ratio of expenses after expense reductions (%)	.83	.96	.84	.85	.81
Ratio of net investment income (loss) (%)	.62[c]	.13	.65	.06	.10
Portfolio turnover rate (%)	23	16	20	21	31
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Large Company Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Class R shares were converted into Class A shares on November 17, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $268,593,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($170,077,000), July 31, 2011 ($78,161,000) and July 31, 2012 ($20,355,000), the respective expiration dates, whichever occurs first. During the year ended July 31, 2007, the Fund utilized approximately $41,569,000 of prior year capital loss carryforwards.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 1,245,318
Capital loss carryforwards	$ (268,593,000)
Net unrealized appreciation (depreciation) on investments	$ 109,680,425

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2007	2006
Distributions from ordinary income	$ —	$ 1,920,998

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $68,689,688 and $128,885,395, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.615%
Next $500 million of such net assets	.565%
Over $2.0 billion of such net assets	.515%

Accordingly, for the year ended July 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

For the period from August 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.29%
Class B	2.04%
Class C	2.04%
Class S	1.05%
Institutional Class	0.87%

Effective October 1, 2006 through September 30, 2007 for Class B, C and S shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, proxy, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	2.15%
Class C	2.15%
Class S	1.02%

Effective November 20, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses for Class A shares at 1.27%, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, proxy, interest, and organizational and offering expenses).

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2007, the Advisor received an Administration Fee of $317,710, of which $26,449 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended July 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2007
Class A	$ 54,463	$ 6,082	$ 9,056
Class B	7,170	1,729	2,856
Class C	7,448	576	2,108
Class R	856	—	—
Class S	532,361	39,153	143,735
Institutional Class	51	—,	—
	$ 602,349	$ 47,540	$ 157,755

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares (through November 17, 2006). Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the year ended July 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2007
Class B	22,231	1,775
Class C	23,438	2,166
Class R	1,023	—
	$ 46,692	$ 3,941

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R (Class R through November 17, 2006) shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2007	Annual Effective Rate
Class A	$ 53,697	$ 6,036.24%
Class B	7,221	741.24%
Class C	7,537	976.24%
Class R	634	—	.19%
	$ 69,089	$ 7,753

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2007 aggregated $3,461.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2007, the CDSC for Class B and C shares aggregated $7,143 and $54, respectively.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $38,702, of which $6,564 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2007, the Fund's custodian fees were reduced by $127 and $4,319, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2007		Year Ended July 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	211,506	$ 5,701,471	363,528	$ 9,036,317
Class B	8,630	225,600	22,879	554,039
Class C	27,970	719,915	72,783	1,770,152
Class R	4,202	108,207	21,146	532,112
Class AARP	—	—	59,933	1,520,831
Class S	725,193	19,917,203	1,165,519	29,457,642
Institutional Class	36,444	1,030,276	5,902	154,339
		$ 27,702,672		$ 43,025,432
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	3,109	$ 79,184
Class AARP	—	—	1,327	34,309
Class S	—	—	57,453	1,485,732
Institutional Class	—	—	10,366	268,891
		$ —		$ 1,868,116
Shares redeemed
Class A	(519,321)	$ (13,954,353)	(541,766)	$ (13,533,992)
Class B	(47,521)	(1,219,340)	(43,959)	(1,045,436)
Class C	(22,047)	(578,116)	(63,592)	(1,508,070)
Class R	(2,133)	(55,453)	(7,051)	(176,515)
Class AARP	—	—	(92,459)	(2,338,325)
Class S	(2,666,855)	(73,103,058)	(4,762,722)	(120,879,544)
Institutional Class	(189,594)	(4,986,723)	(741,480)	(18,724,758)
		$ (93,897,043)		$ (158,206,640)
Shares Converted*
Class A	44,675	$ 1,192,809	—	$ —
Class R	(44,277)	(1,192,809)	—	—
Class AARP	—	—	(292,813)	$ (7,092,639)
Class S	—	—	292,716	7,092,639
		$ —		$ —
Redemption fees		$ 3,033		$ 3,090
Net increase (decrease)
Class A	(263,140)	$ (7,058,298)	(175,129)	$ (4,418,113)
Class B	(38,891)	(993,740)	(21,080)	(491,337)
Class C	5,923	141,879	9,191	262,085
Class R	(42,208)	(1,140,055)	14,095	355,597
Class AARP	—	—	(324,012)	(7,875,608)
Class S	(1,941,662)	(53,184,677)	(3,247,034)	(82,841,098)
Institutional Class	(153,150)	(3,956,447)	(725,212)	(18,301,528)
		$ (66,191,338)		$ (113,310,002)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund and Class R shares of the Fund into Class A shares. These conversions were completed on July 14, 2006 and November 17, 2006, respectively, and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $395,569 from the Advisor for its settlement portion, which is equivalent to $0.031 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and the Shareholders of DWS Large Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Large Company Growth Fund (the "Fund") at July 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts September 25, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the fund designates $4,900,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		77
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	77
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	77
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	77
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	77
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	77
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	77
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	77
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	77
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	77
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		75
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGGAX	SGGBX	SGGCX	SCQGX	SGGIX
CUSIP Number	23338J 822	23338J 814	23338J 798	23338J 772	23338J 756
Fund Number	469	669	769	2060	1469

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, July 31, 2007, DWS Large Company growth Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LARGE COMPANY GROWTH FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$52,000	$0	$0	$0
2006	$63,200	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$77,000	$13,000	$0
2006	$168,700	$73,180	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$13,000	$0	$13,000
2006	$0	$73,180	$15,000	$88,180

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 1, 2007